UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  December 28, 2005
                                                        -----------------

                             AGU Entertainment Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        005-79752                                         84-1557072
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(Commission File Number)                       (IRS Employer Identification No.)


1451 West Cypress Creek Road, Ft. Lauderdale, Florida           33309
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      (Address of Principal Executive Offices)                (Zip Code)

                                 (954) 714-8100
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

         This document may include a number of "forward-looking statements" as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance and include statements regarding management's intent, belief or current expectations, which are based upon assumptions about future conditions that may prove to be inaccurate. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risk and uncertainties, and that as a result, actual results may differ materially from those contemplated by such forward-looking statements. Such risks include, among other things, the volatile and competitive markets in which we operate, our limited operating history, our limited financial resources, our ability to manage our growth and the lack of an established trading market for our securities. When considering forward-looking statements, readers are urged to carefully review and consider the various disclosures, including risk factors and their cautionary statements, made by us in this document and in our reports filed with the Securities and Exchange Commission.

Explanatory Note: This Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 8, 2005.

Item 2.01     Completion of Acquisition or Disposition of Assets.

         On December 28, 2005, AGU Entertainment Corp. (the "Company") completed the sale of the real property located at 3200 West Oakland Park Boulevard in Lauderdale Lakes, Florida (the "Lauderdale Property") to Tarragon South Development Corp. ("Tarragon"). As previously disclosed, on September 1, 2005, the Company entered into an agreement for purchase and sale, dated as of August 29, 2005 (the "Agreement for Purchase and Sale"), with Tarragon pursuant to which the Company agreed to sell and Tarragon agreed to buy the Lauderdale Property. The Company and Tarragon amended the Agreement for Purchase and Sale on November 1, 2005 and December 2, 2005. Prior to this transaction, there were no relationships between the Company and Tarragon.

         As previously disclosed, the total purchase price by Tarragon for the Lauderdale Property was $15 million. In connection with the Agreement for Purchase and Sale, on September 1, 2005, the Company also entered into a side letter, dated August 29, 2005, with Tarragon pursuant to which Tarragon loaned $2.5 million to the Company (the "Loan"). The Company repaid the Loan and all of the accrued interest under the Loan upon the sale of the Lauderdale Property on December 28, 2005.

Item 2.05     Costs Associated with Exit or Disposal Activities.

         See the disclosure above in Item 1.01 regarding the sale of the Lauderdale Property.

         The Company determined to use the proceeds from the sale of the Lauderdale Property to repay the mortgages on the Lauderdale Property, retire currently maturing debt and provide additional funds for working capital.

         As a result of the sale of the Lauderdale Property, the Company paid a real estate commission of $450,000, documentary stamps of $105,000, real estate taxes of $226,000 and legal fees of $84,000. The Company expects that the total amount incurred in connection with the sale of the Lauderdale Property is $865,000 and that no further costs are anticipated.

Item 9.01     Financial Statements and Exhibits.

         (b)  Pro forma financial information.

         The following pro forma financial information is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

         (i) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2005 giving effect to the sale of the Lauderdale Property as if it occurred on January 1, 2005 and for the year ended December 31, 2004, giving effect to the sale of the Lauderdale property as if it occurred on January 1, 2004. The pro forma information excludes an approximate gain on the sale of the Lauderdale property ($3.5 million) as it has resulted from a discontinued operation.

         (ii) Unaudited Pro forma Condensed Consolidated Balance Sheets at September 30, 2005 giving effect to the sale of the Lauderdale Property as if it occurred on January 1, 2005.

         (c)  Exhibits.

              10.1 Agreement for Purchase and Sale, dated as of August 29, 2005, by and between AGU Entertainment and Tarragon South Development Corp. (incorporated herein by reference to the Company's Form 8-K filed on November 17, 2005).

              10.2 First Amendment to Agreement for Purchase and Sale, dated as of November 1, 2005, by and between AGU Entertainment and Tarragon South Development Corp. (incorporated herein by reference to the Company's Form 10-QSB for the fiscal quarter ended September 30, 2005).

              10.2 Second Amendment to Agreement for Purchase and Sale, dated as of December 2, 2005, by and between AGU Entertainment and Tarragon South Development Corp. (incorporated herein by reference to the Company's Form 10-QSB for the fiscal quarter ended September 30, 2005).

              99.1   Pro Forma Financial Information.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   January 4, 2006                AGU ENTERTAINMENT CORP.


                                        By: /s/ John W. Poling
                                            ------------------------------------
                                            Name: John W. Poling
                                            Title:   Chief Financial Officer

                                  EXHIBIT INDEX

10.1 Agreement for Purchase and Sale, dated as of August 29, 2005, by and between AGU Entertainment and Tarragon South Development Corp. (incorporated herein by reference to the Company's Form 8-K filed on November 17, 2005).

10.2 First Amendment to Agreement for Purchase and Sale, dated as of November 1, 2005, by and between AGU Entertainment and Tarragon South Development Corp. (incorporated herein by reference to the Company's Form 10-QSB for the fiscal quarter ended September 30, 2005).

10.3 Second Amendment to Agreement for Purchase and Sale, dated as of December 2, 2005, by and between AGU Entertainment and Tarragon South Development Corp. (incorporated herein by reference to the Company's Form 10-QSB for the fiscal quarter ended September 30, 2005).

99.1   Pro Forma Financial Information.